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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 17, 2000

                              ACCRUE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                       000-26437               94-3238684
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)




                               48634 Milmont Drive
                         FREMONT, CALIFORNIA 94538-7353
               (Address of principal executive offices) (Zip code)


                                 (510) 580-4500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

           On October 17, 2000, Accrue Software, Inc., a Delaware corporation ("Accrue"), announced its financial results for the three month and six month periods ended September 30, 2000. A copy of Accrue's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

           On October 18, 2000, Accrue issued a clarification of reported earnings in response to requests from investors. A copy of Accrue's press release containing that clarification of reported earnings is attached as
Exhibit 99.2 hereto and incorporated by reference herein.

           The October 17, 2000 press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in Accrue's Registration Statement on Form S-1, and in Accrue's other filings with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's website (http://www.sec.gov).



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)       Exhibits.
                     --------

                     99.1      Press release dated October 17, 2000.

                     99.2      Press release dated October 18, 2000.





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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              ACCRUE SOFTWARE, INC.



Date: October 27, 2000                 By: /s/ GREGORY C. WALKER
                                          --------------------------------------
                                              Gregory C. Walker
                                              Vice President of Finance and
                                              Chief Financial Officer

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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER               DESCRIPTION
------               -----------


99.1                 Press release dated October 17, 2000.

99.2                 Press release dated October 18, 2000.